UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report: February 24, 2005


                  DataLogic International, Inc.
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      (Exact name of registrant as specified in its charter)

            Delaware                0-30382                 33-0755473
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(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
       of incorporation)                                 Identification No.)

    18301 Von Karman Ave, Suite 250, Irvine, California 92612
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             (Address of principal executive offices)

                          (949) 260-0120
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                 (Registrant's telephone number)


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  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 ) under the Exchange Act (17 CFR 240.13e-4 ))


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Item 1.01.  Entry into a Material Definitive Agreement

     On February 24, 2005, DataLogic International, Inc. ("DLGI"), and its newly formed wholly owned subsidiary, DataLogic New Mexico, Inc. ("Purchaser") entered an Asset Purchase Agreement with I.S. Solutions LLC ("Seller") to acquire all of Seller's contracts with existing customers, customer lists and certain equipment used in Seller's information technology business. Concurrently, DLGI, Purchaser, Seller and the owners of Seller entered an Agreement for Non-Competition and Earn-Out Compensation. Purchaser agreed to pay Seller $50,000 in cash and $50,000 in restricted common stock of DLGI for all of Seller's contracts with existing customers, customer lists and certain equipment used in Seller's information technology business. Moreover, under the Agreement for Non-Competition and Earn-Out Compensation, DLGI may pay up to $400,000, payable in restricted common stock of DLGI, if the new subsidiary, DataLogic New Mexico, Inc., achieves revenue greater than $5,000,000 and net income before taxes greater than $350,000 during any consecutive 12 months following the closing. Copies of the transaction documents are filed as exhibits to this report on Form 8-K.

Item 2.01.  Completion of Acquisition or Disposition of Assets

     In connection with the transaction described in Item 1.01 above, DLGI and Purchaser paid Seller $50,000 on March 2, 2005. The $50,000 in restricted common stock of DLGI is payable upon the transfer and assignment of all contracts. This process is expected to take up to 6 weeks.

Item 9.01.  Financial Statements and Exhibits

     The financial statements required, if any, will be filed by amendment not later than 71 days following the date that this initial report must be filed.

Exhibit
No.        Description

10.1        Asset Purchase Agreement with I.S. Solutions LLC dated February
            24, 2005
10.2 Agreement for Non-Competition and Earn-Out Compensation dated February 24, 2005



                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2005                     DATALOGIC INTERNATIONAL, INC.
                                        a Delaware corporation


                                        By: /s/ Keith C. Moore
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                                        Keith C. Moore, Chief Executive
                                        Officer